UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 5, 2022

GLOBAL WATER RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware		001-37756	90-0632193
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(IRS Employer Identification No.)

21410 N. 19th Avenue #220
Phoenix,	Arizona		85027
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (480) 360-7775
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GWRS	The NASDAQ Stock Market, LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On May 5, 2022, Global Water Resources, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”). At the 2022 Annual Meeting, the Company’s stockholders (i) elected seven directors, each to hold office for a term to expire at the 2023 Annual Meeting of Stockholders, with each director to hold office until his or her successor is duly elected or until his or her earlier resignation or removal, (ii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, (iii) approved, on an advisory basis, the compensation of the company's named executive officers, and (iv) approved, on an advisory basis, the preferred frequency of future advisory votes on the compensation of the company's named executive officers. Each of these proposals is described in more detail in the Company’s proxy statement filed with the Securities and Exchange Commission on March 25, 2022.
The matters voted upon at the 2022 Annual Meeting and the results of the votes are as follows:
Proposal One — Election of Directors.

	Votes For	Votes Withheld	Broker Non-Votes
Ron L. Fleming	18,092,073	133,161	917,288
Richard M. Alexander	15,907,400	2,317,834	917,288
Debra G. Coy	15,992,692	2,232,542	917,288
Brett Huckelbridge	17,723,546	501,688	917,288
David Rousseau	16,067,265	2,157,969	917,288
Jonathan L. Levine	17,892,907	332,327	917,288
Andrew M. Cohn	17,851,510	373,724	917,288
Proposal Two — Ratification of Independent Registered Public Accounting Firm.

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,100,478	27,506	14,538	0
Proposal Three — Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers ("Say-on-Pay").

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,631,386	3,271,365	322,483	917,288
Proposal Four — Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of the Company’s Named Executive Officers ("Say-on-Frequency").

One Year	Two Years	Three Years	Abstain	Abstain	Broker Non-Votes
18,041,719	9,716	159,202		14,597	917,288

Disclosure Regarding Frequency of Future Say-on-Pay Votes

Based on the voting results for Proposal Four, the Company has determined to hold future Say-on-Pay advisory votes every year until the next required Say-on-Frequency advisory vote.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL WATER RESOURCES, INC.

Date: May 6, 2022	/s/ Michael J. Liebman
Michael J. Liebman
Chief Financial Officer